CMA

CMA OHIO
MUNICIPAL MONEY FUND


Semi-Annual Report
















September 30, 1995


MERRILL LYNCH BULL LOGO

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA Ohio
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011






To Our Shareholders:


For the six-month period ended September 30, 1995, CMA Ohio
Municipal Money Fund paid shareholders a net annualized yield of 3.36%*. As of September 30, 1995, the Fund's 7-day yield was 3.48%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Investment Outlook and Strategy
Short-term interest rates continued to fall relatively unabated during the six-month period ended September 30, 1995 as they have since late 1994. Economic data releases indicated that the severely restrictive monetary policy undertaken by the Federal Reserve Board in 1994 had moderated the growth of the US economy. Additionally, the news on inflation continued to be overwhelmingly favorable which provided the backdrop for a falling interest rate environment. Investors began to anticipate that the Federal Reserve Board would eventually have to begin cutting interest rates to avoid the possibility of a recession in the US economy. In fact, on July 6, 1995, the Federal Reserve Board cut its key interest rate by 25 basis points to 5.75% confirming that an economic switch had occurred and signaling a change in monetary policy from a restrictive to a more neutral stance. This series of events provided the impetus for the shape of the yield curve to become flatter overthe course of the six-month period. For instance, while yields on three-month US Treasury bills fell approximately 45 basis points for the period, the yield on one-year US Treasury bills dropped nearly 95 basis points during the same period.

The State of Ohio, which experienced moderate economic growth during the six months ended September 30, 1995, continued to fare better than most industrialized states. Ohio's durable goods manufacturing sector is a leading job producer, especially in transportation products such as autos, trucks, aerospace and parts manufacturing. In addition, Ohio's lumber and industrial machinery sector, with 4% growth, accounted for nearly one-third of all net new jobs over the past 12 months. This translated into a seasonally adjusted unemployment rate below the national average during the six-month period ended September 30, 1995. Although the State's unemployment rate did rise from a low of 3.8% in March 1995, the seasonally adjusted unemployment rate for September 1995 was 5.2% compared to the national average of 5.6%.

Ohio ended fiscal year 1995 with an obligated fund balance in the General Revenue Fund of $928 million. This positive balance was the result of tax revenues ending the fiscal year $332.7 million above estimates, and disbursements at $933.2 million below estimates. Most of the decline in expenses came from a reduction in entitlement spending for Medicaid General Relief and other welfare programs. For the first three months of 1995 Ohio's revenues remained on target with budget estimates. These positive revenue streams allowed the State to avoid borrowing in the short-term municipal market to finance daily operations. However, under State Treasurer J. Kenneth Blackwell's bill, Ohio issued its first State-sponsored short-term municipal notes during the six months ended September 1995. This increased short-term municipal note issuance to a moderate $664 million, or 43% over the comparable period last year.

Throughout the six-month period ended September 1995, we employed a cautious investment approach and kept the average life of the Fund predominately in the 35-day range. Although there was an increase in Ohio local short-term municipal note issuance over previous periods, yields on variable rate demand notes remained competitive with these long-term municipal notes throughout the period. This flat yield curve allowed us to be selective in purchasing various short-term municipal notes that offer both a high coupon and enhance the Fund's yield. We will continue to maintain a cautious approach to the short-term municipal market during the upcoming period as long as conditions warrant and there are no clear indicators that the Federal Reserve Board is about to embark on an aggressive easing of monetary policy. We continue to look for opportunities to diversify and closely monitor credit quality while seeking to offer an attractive tax-exempt yield for the Fund's shareholders.

In Conclusion
We thank you for your continued support of CMA Ohio Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Kevin A. Schiatta)
Kevin A. Schiatta
Vice President and Portfolio Manager



October 30, 1995





We are pleased to announce that Kevin A. Schiatta is responsible for the day-to-day management of CMA Ohio Municipal Money Fund. Mr. Schiatta has been employed by Merrill Lynch Asset Management, L.P. since 1979, and has been Vice President and Portfolio Manager in the Tax-Exempt Bond Department since 1987.





Portfolio Abbreviations for CMA Ohio Municipal Money Fund


AMT           Alternative Minimum Tax (subject to)
BAN           Bond Anticipation Notes
CP            Commercial Paper
HFA           Housing Finance Agency
IDR           Industrial Development Revenue Bonds
M/F           Multi-Family
PCR           Pollution Control Revenue Bonds
UT            Unlimited Tax
VRDN          Variable Rate Demand Notes

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Ohio--101.0%        $   495   Akron, Ohio, Sanitation Sewer System Revenue Bonds, VRDN, 4.40% due
                              12/01/2014 (a)                                                                    $    495
                      1,540   Allen County, Ohio, IDR (Nickles Bakery Project), VRDN, AMT, 4.50%
                              due 1/02/2003 (a)                                                                    1,540
                      3,500   Anthony Wayne, Ohio, Local School District, BAN, 4% due 12/14/1995                   3,502
                      2,555   Ashtabula County, Ohio, IDR (Neff-Perkins Co. Project), VRDN, AMT,
                              4.60% due 6/01/2005 (a)                                                              2,555
                      2,000   Blue Ash, Ohio, BAN, 5% due 10/30/1995                                               2,001
                              Brooklyn Heights, Ohio, IDR, VRDN, AMT (a):
                        555     (ATC Nymold Inc.), 4.60% due 2/01/2002                                               555
                      3,350     (Keynote Office Center), 4.50% due 12/01/2009                                      3,350
                      2,000   Centerville, Ohio, City School District, BAN, 4.40% due 3/14/1996                    2,005
                        340   Cincinnati and Hamilton Counties, Ohio, Port Authority, IDR, Refunding
                              (Schottenstein Stores), VRDN, 4.45% due 9/01/1997 (a)                                  340
                      4,000   Clermont County, Ohio, Hospital Facilities Revenue Bonds (Mercy Health
                              System), VRDN, Series B, 4.40% due 9/01/2021 (a)                                     4,000
                      2,300   Clermont County, Ohio, IDR (Southern Ohio Fabricator), VRDN, AMT, Series A,
                              4.65% due 9/01/2005 (a)                                                              2,300
                      1,000   Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds (Benjamin Rose
                              Institute Project), VRDN, Series B, 4.45% due 12/01/2000 (a)                         1,000
                      4,500   Cuyahoga County, Ohio, Hospital Improvement Revenue Bonds (Cleveland
                              University Hospital), VRDN, 4.60% due 1/01/2016 (a)                                  4,500
                              Cuyahoga County, Ohio, IDR, VRDN (a):
                      1,000     (Allen Group Incorporated Project), 4.30% due 12/01/2015                           1,000
                      1,000     (Athens Pastries Inc. Project), AMT, 4.60% due 6/03/2009                           1,000
                      5,500     (Cleveland E Excel Ltd.), AMT, 4.60% due 3/01/2019                                 5,500
                        750     (Erieview Metal Treating Project), AMT, 4.60% due 5/05/2010                          750
                      2,025     (Puritas Association Project), AMT, 4.50% due 12/01/2006                           2,025
                      4,200     (Suburban Pavilion Inc. Project), AMT, 4.60% due 10/02/2006                        4,200
                      3,000   Dayton, Ohio, BAN, AMT, 4% due 12/29/1995                                            3,000
                              Dayton, Ohio, Special Facilities Revenue Bonds (Emery Air Freight
                              Project), VRDN (a):
                      5,100     AMT, Series D, 4.75% due 10/01/2009                                                5,100
                      4,800     Series C, 4.65% due 10/01/2009                                                     4,800
                      5,515   Dublin, Ohio, BAN, 4.25% due 3/20/1996                                               5,528
                     10,000   Eagle Tax Exempt Trust, Ohio, VRDN, 4.44% due 7/01/2015 (a)                         10,000

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Ohio                          Erie County, Ohio, IDR, VRDN (a):
(continued)         $   500     (Brighton Manor Company Project), AMT, 4.60% due 11/01/2016                     $    500
                      1,815     Refunding (Huron Health Care Center Project), 4.45% due 8/01/2007                  1,815
                        843   Fairfield, Ohio, City School District, BAN, 4.29% due 2/15/1996                        845
                      7,200   Franklin County, Ohio, Health System Revenue Bonds (Franciscan Sisters-Saint
                              Anthony Medical Facility), VRDN, Series B, 4.60% due 7/01/2015 (a)                   7,200
                              Franklin County, Ohio, Hospital Revenue Bonds, VRDN (a):
                      5,300     (Children's Hospital Project), Series B, 4.55% due 12/01/2014                      5,300
                      1,000     (Lutheran Senior City Inc. Project), 4.40% due 5/01/2015                           1,000
                      2,500   Franklin County, Ohio, IDR, Refunding (Heekin Can Inc. Project), VRDN, AMT,
                              4.65% due 5/01/2007 (a)                                                              2,500
                      5,500   Franklin County, Ohio, M/F Housing Revenue Bonds (Colonial Courts Project),
                              VRDN, AMT, 4.50% due 12/01/2024 (a)                                                  5,500
                      3,400   Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT, 4.70%
                              due 4/01/2007 (a)                                                                    3,400
                              Geauga County, Ohio, IDR, VRDN, AMT (a):
                        130     (Best Sand Corp. Project), 4.65% due 4/01/1999                                       130
                      2,355     (Neff-Perkins Co. Project), 4.60% due 6/01/2005                                    2,355
                      1,000   Greene County, Ohio, IDR (FC Ltd.-AFC Stamping), VRDN, AMT, 4.15% due
                              9/01/2016 (a)                                                                        1,000
                      1,650   Hamilton County, Ohio, Economic Development Revenue Bonds (Cincinnati
                              Performing Arts), VRDN, 4.45% due 6/15/2005 (a)                                      1,650
                      9,500   Hamilton County, Ohio, Health Systems Revenue Bonds (Franciscan Sisters Poor
                              Health), VRDN, Series A, 4.60% due 3/01/2017 (a)                                     9,500
                      1,850   Hancock County, Ohio, IDR (Quality Material Handling Equipment), VRDN, AMT,
                              4.50% due 12/01/1998 (a)                                                             1,850
                      1,250   Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, AMT, 4.60% due
                              12/01/2014 (a)                                                                       1,250
                        905   Huron, Ohio, BAN, 4.49% due 5/31/1996                                                  906
                        250   Lucas County, Ohio, Hospital Revenue Bonds (Sunshine Children's Home Project),
                              VRDN, 4.55% due 12/01/2007 (a)                                                         250
                      1,200   Marietta, Ohio, Water Facilities, BAN, 4.30% due 3/25/1996                           1,203
                              Marion County, Ohio, Hospital Improvement Revenue Bonds (Pooled Lease
                              Program):
                      2,325     4.25% due 10/01/1995                                                               2,325
                      1,455     VRDN, 4.45% due 5/01/2019 (a)                                                      1,455
                      2,000   Marysville, Ohio, Exempt Village School District, BAN, 4.27%
                              due 12/20/1995                                                                       2,002
                      3,231   Mason, Ohio, City School District, BAN, UT, 4.33% due 12/19/1995                     3,235
                      3,330   Mentor, Ohio, IDR (Metcor Partnership/Tridelt), VRDN, AMT, 4.60% due
                              12/01/2008 (a)                                                                       3,330
                      2,650   Moraine, Ohio, IDR, Refunding (Gray America Corporation Project), VRDN, AMT,
                              4.60% due 12/01/2001 (a)                                                             2,650
                      2,455   Ohio HFA, M/F Housing Revenue Bonds (Kenwood Congregate Retirement
                              Program), VRDN, 3.55% due 12/01/2015 (a)                                             2,455

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONTINUED)                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                            Issue                                                    (Note 1a)
Ohio              $  5,000    Ohio State Air Quality Development Authority, PCR (Duquesne Light), CP,
(continued)                   AMT, 3.70% due 10/20/1995                                                         $  5,000
                              Ohio State Air Quality Development Authority, Revenue Refunding Bonds:
                     4,100      (Cincinnati Gas & Electric), VRDN, Series B, 4.45% due 9/01/2030 (a)               4,100
                     1,100      (Ohio Edison Project), Series A, 3.45% due 2/01/1996                               1,100
                     4,000    Ohio State Environmental Improvement Revenue Bonds (US Steel Corp.),
                              VRDN, 4.55% due 5/01/2011 (a)                                                        4,000
                     2,910    Ohio State Higher Educational Facilities, Commission Revenue Bonds (Mount
                              Vernon), VRDN, 4.55% due 9/01/2009 (a)                                               2,910
                     3,400    Ohio State Higher Educational Facilities Revenue Bonds (Kenyon College
                              Project), VRDN, 4.30% due 4/01/2022 (a)                                              3,400
                     1,000    Ohio State PCR, Refunding (Sohio Air Project), VRDN, 4.75%
                              due 5/01/2022 (a)                                                                    1,000
                     1,950    Ohio State University, General Receipts, VRDN, Series B, 4.20% due
                              12/01/2012 (a)                                                                       1,950
                              Ohio State Water Development Authority, Environmental Improvement Revenue
                              Bonds (Mead Corp. Project), CP, AMT:
                     1,500      3.85% due 10/11/1995                                                               1,500
                     5,000      3.80% due 10/24/1995                                                               5,000
                     2,500      3.90% due 11/28/1995                                                               2,500
                     3,300    Ohio State Water Development Authority, Environmental Revenue Bonds
                              (Honda America), VRDN, 4.30% due 1/01/1997 (a)                                       3,300
                              Ohio State Water Development Authority, Pollution Control Facilities Revenue
                              Bonds (Duquesne Light Co. Project), AMT:
                     5,000      CP, 4% due 10/11/1995                                                              5,000
                     3,000      VRDN, 4.50% due 10/01/2023 (a)                                                     3,000
                     3,000    Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds
                              (American Steel & Wire Corp.), VRDN, 4.65% due 9/01/2025 (a)                         3,000
                       800    Paulding County, Ohio, IDR, Refunding (Countrymark Cooperative Inc. Project),
                              VRDN, 4.45% due 3/01/l999 (a)                                                          800
                              Portage County, Ohio, IDR, VRDN, AMT (a):
                     2,025      (NCSP L.P. Project), 4.60% due 7/01/2014                                           2,025
                     2,800      (PM Property One, Ltd.), 4.60% due 11/01/2012                                      2,800
                     5,185    Richland County, Ohio, BAN, 4.25% due 12/14/1995                                     5,190
                     1,300    Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker
                              Holdings, Inc.), VRDN, 4.45% due 12/01/2010 (a)                                      1,300
                     1,250    Ross County, Ohio, Hospital Revenue Bonds (Medical Center Hospital Project),
                              VRDN, 4.40% due 12/01/2020 (a)                                                       1,250
                              Sandusky County, Ohio, IDR, VRDN, AMT (a):
                     1,300      (Brighton Manor Co. Project), 4.60% due 12/01/2016                                 1,300
                     2,500      (Crown Battery Manufacturing Co.), 4.60% due 8/06/2003                             2,500
                       400    Solon, Ohio, IDR (Tameran Project), VRDN, AMT, 4.60% due 11/01/2004 (a)                400
                     1,350    Stark County, Ohio, IDR (Wilkof-Morris Project), VRDN, AMT, 4.60% due
                              1/01/2010 (a)                                                                        1,350

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONCLUDED)                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Ohio               $ 2,250    Strongsville, Ohio, IDR (E&E Properties/Dupli System Project), VRDN, AMT,
(concluded)                   4.70% due 2/01/2010 (a)                                                           $  2,250
                       900    Summit County, Ohio, Hospital Facilities Revenue Bonds (Cuyahoga Falls
                              General Hospital), VRDN, Series B, 4.45% due 7/01/1999 (a)                             900
                              Summit County, Ohio, IDR, AMT:
                     2,000      (Austin Printing Co. Inc. Project), VRDN, 4.70% due 8/01/2006 (a)                  2,000
                       500      (Forest Manufacturing Project), VRDN, 4.70% due 11/01/2001 (a)                       500
                       990      (Hardcoating Project), VRDN, 4.70% due 7/01/2002 (a)                                 990
                       760      (Lucerne Production Project), VRDN, 4.60% due 6/01/2002 (a)                          760
                     1,365      (Sigma Properties Project), VRDN, 4.60% due 6/01/2008 (a)                          1,365
                       700      (Struktol Project), VRDN, Series A, 4.60% due 6/01/2002 (a)                          700
                     1,125      (Texler Inc. Project), 4.40% due 11/01/1995                                        1,125
                     5,000    Sylvania, Ohio, City School District, BAN, 4.125% due 12/28/1995                     5,003
                     4,675    Toledo, Ohio, BAN, Series 1, 5% due 10/12/1995                                       4,676
                     1,250    Troy, Ohio, Economic Development Revenue Bonds (L&CP Corporation Project),
                              AMT, 4.35% due 12/01/1995                                                            1,250
                     2,000    Trumbull County, Ohio, IDR (Multi-Mode-ATD Corp. Project), VRDN, AMT,
                              4.60% due 8/01/2010 (a)                                                              2,000
                              University of Cincinnati, Ohio, General Receipts, BAN:
                     3,000      Series S1, 5% due 3/21/1996                                                        3,005
                     5,400      UT, Series S, 4.25% due 8/28/1996                                                  5,412
                     1,860    Vermilion, Ohio, IDR, Refunding (Landover Properties Ltd.), VRDN, 4.40% due
                              10/01/2004 (a)                                                                       1,860
                              Warren County, Ohio, IDR, VRDN, AMT (a):
                     4,000      (Johnson & Hardin Enterprises), Series A, 4.65% due 2/01/2010                      4,000
                     2,080      (Kardol Quality Products Project), 4.65% due 12/01/2014                            2,080
                     2,650    Willoughby, Ohio, IDR (Malish Brush & Specialty), VRDN, AMT, 4.60% due
                              6/01/2009 (a)                                                                        2,650
                     1,600    Wood County, Ohio, BAN (Health Department), 4.75% due 11/17/1995                     1,601
                     3,130    Wood County, Ohio, Economic Development Revenue Bonds (Great Lakes Window
                              Project), AMT, 4.75% due 12/01/1995                                                  3,130
                     1,200    Wood County, Ohio, IDR (Centaur Tool & Die Inc. Project), VRDN, AMT, 4.70%
                              due 8/01/2010 (a)                                                                    1,200
                     4,230    Zanesville - Muskingum County, Ohio, Port Authority, IDR (B.E. Products Inc.
                              Project), VRDN, AMT, 4.60% due 9/01/2004 (a)                                         4,230

                              Total Investments (Cost--$255,014*)-- 101.0%                                       255,014

                              Liabilities in Excess of Other Assets--(1.0%)                                       (2,621)
                                                                                                                --------
                              Net Assets--100.0%                                                                $252,393
                                                                                                                ========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1995.
  *Cost for Federal income tax purposes.





See Notes to Financial Statements.



CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$255,014,134) (Note 1a)                                            $ 255,014,134
Cash                                                                                                             252,483
Interest receivable                                                                                            1,418,071
Deferred organization expenses (Note 1d)                                                                           8,399
Prepaid registration fees and other assets (Note 1d)                                                              18,420
                                                                                                           -------------
Total assets                                                                                                 256,711,507
                                                                                                           -------------
Liabilities:
Payables:
 Securities purchased                                                                     $   4,000,000
 Investment adviser (Note 2)                                                                     99,969
 Beneficial interest redeemed                                                                    90,794
 Distributor (Note 2)                                                                            60,808        4,251,571
                                                                                          -------------
Accrued expenses and other liabilities                                                                            67,192
                                                                                                           -------------
Total liabilities                                                                                              4,318,763
                                                                                                           -------------
Net Assets                                                                                                 $ 252,392,744
                                                                                                           =============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized                     $   25,242,430
Paid-in capital in excess of par                                                                             227,181,869
Accumulated realized capital losses--net (Note 4)                                                                (31,555)
                                                                                                           -------------
Net Assets -- Equivalent to $1.00 per share based on 252,424,299 shares of
beneficial interest outstanding                                                                            $ 252,392,744
                                                                                                           =============

CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                   $   4,950,140

Expenses:
Investment advisory fees (Note 2)                                                         $     609,115
Distribution fees (Note 2)                                                                      151,913
Transfer agent fees (Note 2)                                                                     30,033
Registration fees (Note 1d)                                                                      28,330
Professional fees                                                                                25,385
Accounting services (Note 2)                                                                     16,544
Printing and shareholder reports                                                                 11,695
Custodian fees                                                                                   11,647
Pricing fees                                                                                      5,693
Amortization of organization expenses (Note 1d)                                                   3,917
Trustees' fees and expenses                                                                       1,349
Other                                                                                             2,439
                                                                                          -------------
Total expenses                                                                                                   898,060
                                                                                                           -------------
Investment income--net                                                                                         4,052,080
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   4,052,080
                                                                                                           =============




See Notes to Financial Statements.

CMA OHIO MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       Sept. 30, 1995   March 31, 1995
Operations:
Investment income--net                                                                    $   4,052,080    $   5,687,952
Realized loss on investments--net                                                                    --             (285)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          4,052,080        5,687,667
                                                                                          -------------    -------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (4,052,080)      (5,687,952)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders                          (4,052,080)      (5,687,952)
                                                                                          -------------    -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            458,150,826      823,958,852
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e)                                                                        4,052,004        5,687,899
                                                                                          -------------    -------------
                                                                                            462,202,830      829,646,751
Cost of shares redeemed                                                                    (447,465,151)    (805,646,384)
                                                                                          -------------    -------------
Net increase in net assets derived from beneficial interest transactions                     14,737,679       24,000,367
                                                                                          -------------    -------------
Net Assets:
Total increase in net assets                                                                 14,737,679       24,000,082
Beginning of period                                                                         237,655,065      213,654,983
                                                                                          -------------    -------------
End of period                                                                             $ 252,392,744    $ 237,655,065
                                                                                          =============    =============




See Notes to Financial Statements.

CMA OHIO MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
                                                                     For the                                   For the
                                                                       Six                                      Period
The following per share data and ratios have been derived             Months                                  April 29,
from information provided in the financial statements.                Ended                                   1991++ to
                                                                    Sept. 30,   For the Year Ended March 31,   March 31,
Increase (Decrease) in Net Asset Value:                                1995        1995    1994        1993       1992
Per Share Operating Performance:
Net asset value, beginning of period                                  $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .02        .03       .02       .02        .03
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .02        .03       .02       .02        .03
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                                (.02)      (.03)     (.02)     (.02)      ( 03)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
Total Investment Return                                                  3.36%*      2.65%    1.88%     2.27%      3.65%*
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses, net of reimbursement and excluding
distribution fees                                                         .61%*      .62%      .59%      .61%       .44%*
                                                                      ========   ========  ========  ========   ========
Expenses, net of reimbursement                                            .74%*      .74%      .72%      .74%       .57%*
                                                                      ========   ========  ========  ========   ========
Expenses                                                                  .74%*      .74%      .72%      .74%       .82%*
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   3.33%*     2.64%     1.88%     2.24%      3.52%*
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of period (in thousands)                              $252,393   $237,655  $213,655  $187,344   $192,173
                                                                      ========   ========  ========  ========   ========



 *Annualized.
++Commencement of Operations.




See Notes to Financial Statements.

CMA OHIO MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Ohio Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion.

The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.


CMA OHIO MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1995, the Fund had a net capital loss carryforward of approximately $32,000, of which $23,000 expires in 2000, $5,000 expires in 2001 and $4,000 expires in 2002. This amount will be available to offset like amounts of any future taxable gains.